UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

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Definitive Additional Materials
Soliciting Material under §240.14a-12

BEMIS COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 19, 2013

Dear Shareholders:

It is my pleasure to invite you to join us at the Annual Meeting of Shareholders of Bemis Company, Inc. in the Doty Ballroom of the Holiday Inn Neenah Riverwalk, 123 East Wisconsin Avenue, Neenah, Wisconsin. The meeting will be held on Thursday, May 2, 2013, at 9:00 a.m., Central Daylight Time. We will report on Bemis Company’s results for 2012 and comment on the upcoming year. You will also have ample opportunity both before and after the meeting to meet and speak informally with our Directors and Officers. We hope you are able to attend.

Please take the time to vote your proxy. If you hold shares in a brokerage account, your broker will not be able to vote your shares on most matters unless you provide voting instructions to your broker. You should vote your shares by following the instructions provided on the voting instruction card that you receive from your broker.

If you plan to attend the meeting, please let us know. See the Admission Policy on the next page for instructions on admission to the meeting.

On behalf of the Board of Directors and all Bemis Company employees, thank you for your continued support of, and confidence in, the Bemis Company.

Sincerely,

Henry J. Theisen
President and Chief Executive Officer

ADMISSION POLICY

All shareholders as of the record date, or their duly appointed proxies, may attend the Annual Meeting of Shareholders on May 2, 2013. To be admitted to the meeting, you must request an admission ticket. You may request an admission ticket by:

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calling 920-727-4100;

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e-mailing contactbemis@bemis.com; or

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mailing a request to Bemis Company, Inc. at One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669, Attention: Corporate Secretary.

Seating is limited. Tickets will be issued on a first-come, first-serve basis. You may pick up your ticket at the registration table prior to the meeting. Please be prepared to show your photo identification. Please note that if you hold shares in “street name” (that is, through a bank, broker or other nominee), you will also need to bring a copy of a statement reflecting your share ownership as of the record date. If you attend as a representative of an entity that owns shares of record, you will need to bring proper identification indicating your authority to represent that entity.

Notice of Annual Meeting of Shareholders

Thursday, May 2, 2013

9:00 a.m. Central Daylight Time,

Doty Ballroom of the Holiday Inn Neenah Riverwalk

123 East Wisconsin Avenue

Neenah, Wisconsin 54956

ITEMS OF BUSINESS:

1.

To elect three Directors for a term of three years;

2.

To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm;

3.

To cast an advisory vote on the Company’s executive compensation (“Say-on-Pay Vote”); and

4.

To transact such other business as may properly come before the meeting.

RECORD DATE:

Only shareholders of record at the close of business on March 7, 2013, will be entitled to receive notice of and to vote at the meeting.

Your vote is important to us. Please execute your proxy promptly.

March 19, 2013

By Order of the Board of Directors

Sheri H. Edison,
Vice President, Secretary and General Counsel

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Table of Contents

INTRODUCTION AND EXECUTIVE SUMMARY	6
IMPORTANT INFORMATION ABOUT THE PROXY MATERIALS AND VOTING YOUR SHARES	7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	9
SECURITY OWNERSHIP OF DIRECTORS, DIRECTOR-NOMINEES AND EXECUTIVE OFFICERS	10
PROPOSAL 1	ELECTION OF DIRECTORS	11
Director-Nominees for Terms Expiring in 2016	11
Directors Whose Terms Expire in 2015	12
Directors Whose Terms Expire in 2014	13
CORPORATE GOVERNANCE	15
Corporate Governance Documents	15
Director Independence	15
Director Attendance	15
Committees of the Board	15
Board Leadership Structure	16
Board’s Role in Oversight of Risk Management	17
Nominations for Directors	17
Communications with the Board	17
SECTION 16(A)	BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	18
TRANSACTIONS WITH RELATED PERSONS	19
Standards for Approval of Transactions	19
Approval Process	19
Transactions with Related Persons during Fiscal Year 2012	19

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EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS	20
Overview and Introduction	20
2012 Executive Summary	20
Compensation Committee Responsibilities	21
Compensation Philosophy and Objectives	22
Setting Compensation	23
Executive Compensation Elements	24
Base Salary	24
Short-Term Annual Performance–Based Cash Incentives (Non-Equity)	24
Long-Term Incentive Compensation (Equity)	25
Retirement and Other Benefits	26
Perquisites	26
Executive and Director Share Ownership Guidelines	26
Share Holding Requirements	26
Change of Control Agreements (Management Agreements)	27
Risk Assessment	27
Deductibility of Executive Compensation	27
Compensation Committee Report	27
EXECUTIVE COMPENSATION TABLES	28
Summary Compensation Table for 2012	28
All Other Compensation	29
Grants of Plan Based Awards in 2012	30
Outstanding Equity Awards at 2012 Fiscal Year End	31
Option Exercises and Stock Vested in 2012	32
2012 Non-Qualified Deferred Compensation	32
2012 Pension Benefits	33
2012 Director Compensation	34
Potential Payments upon Termination, Including Following Change of Control for 2012	34
MANAGEMENT AGREEMENTS	36
REPORT OF AUDIT COMMITTEE	37
Independent Registered Public Accountant Fees	37
PROPOSAL 2	RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013	38
PROPOSAL 3	ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY VOTE”)	38
SUBMISSION OF SHAREHOLDER PROPOSALS	39
HOUSEHOLDING	39
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2013	39

BEMIS COMPANY – 2013 Proxy Statement   5

INTRODUCTION AND EXECUTIVE SUMMARY

Our proxy statement contains information about the matters that will be voted on at our Annual Meeting of Shareholders as well as other helpful information about Bemis Company, Inc. (the “Company”) and our corporate governance. Below is an Executive Summary that we hope will be helpful to our shareholders and others who read our proxy statement.

On or about March 19, 2013, we will send to certain shareholders a Notice of Internet Availability of proxy materials which contains instructions on how to access our proxy statement and 2012 Annual Report to Shareholders and how to vote online. Shareholders who do not receive the Notice will continue to receive either a paper or electronic copy of our proxy materials, which will be sent on or about March 19, 2013. For more information, see Important Information About the Proxy Materials and Voting Your Shares.

This summary highlights certain information contained elsewhere in our proxy statement. We encourage you to read the entire proxy statement carefully before voting.

Matters to be Voted on at the 2013 Annual Meeting of Shareholders

Proposal		Board Recommendation	For more detail, see page:
1.	Election of directors	FOR each director	11
2.	Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2013	FOR	38
3.	Advisory vote to approve executive compensation	FOR	38

Our Company

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Our Company was founded in 1858 and has a long history of unwavering dedication to a sustainable business strategy.

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We are a global supplier of flexible packaging and pressure sensitive materials with over $5.1 billion in sales in 2012.

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2012 adjusted earnings per share increased 8% to $2.15 per share from $1.99 per share in 2011.

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In 2012, the Board of Directors approved the 29th consecutive annual increase in the quarterly dividend payable to shareholders. The Company has been a member of the S&P 500 Dividend Aristocrats Class since 2008.

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Our Company is committed to demonstrating the highest level of ethics and integrity possible in our internal and external interactions.

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Bemis Company was named one of the 500 greenest big companies in the U.S. in Newsweek’s 2012 Green Rankings.

Corporate Governance Highlights

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Board Independence: 12 of our 13 Directors are independent under the New York Stock Exchange (“NYSE”) rules.

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Our Board is led by an independent Chairman.

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There are regular executive sessions for independent Directors and any independent Director may raise matters for discussion at these executive sessions.

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Our Board and each committee may engage independent advisors at their sole discretion.

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We are phasing out our classified board commencing with Directors elected at the 2014 annual shareholders meeting.

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Our current Director attendance for Board and committee meetings was in excess of 95% in 2012.

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Our share ownership policy for Directors requires that each own a minimum market value equal to three times the standard annual cash retainer (revised to four times the standard annual cash retainer beginning in 2013).

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We have a single class of shares.

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We do not have a poison pill.

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We prohibit our Directors and employees from hedging or pledging their Company stock.

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We maintain comprehensive processes for evaluating and managing risks.

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Executive Compensation

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Our executive compensation program utilizes a mix of base salary, annual and long-term incentives, equity awards and standard benefits to attract and retain highly qualified executives and maintain a strong relationship between executive pay and Company performance.

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Our long-term incentive awards include a performance-based component based on our total shareholder return relative to our peers.

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Our Executive Officers are subject to stock ownership and stock holding requirements.

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Shareholders have indicated strong support for our executive compensation program, evidenced by the results of our “say-on-pay” vote at our 2012 Annual Meeting of Shareholders.

IMPORTANT INFORMATION ABOUT THE PROXY MATERIALS AND VOTING YOUR SHARES

Why am I receiving these proxy materials?

The Company is soliciting your proxy in connection with the Annual Meeting of Shareholders to be held on Thursday, May 2, 2013. This proxy statement and the form of proxy or, in some cases, a Notice of Internet Availability, are being mailed to shareholders commencing on or about March 19, 2013.

Why did I receive a Notice of Internet Availability of Proxy Materials?

Under the rules of the Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to certain of our shareholders on the Internet, rather than mailing printed copies to those shareholders. This process reduces the environmental impact of our Annual Meeting of Shareholders, expedites shareholders’ receipt of the proxy materials, and lowers our costs. If you received a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) by mail, you will not receive a printed copy of the proxy materials unless you request one as instructed in that notice. Instead, the Notice of Internet Availability will instruct you as to how you may access and review the proxy materials on the Internet. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability.

How will my shares be voted by proxy?

The proxies will vote the shares represented by all properly executed proxies that we receive prior to the meeting and not revoked in accordance with your instructions. If you properly execute and submit your proxy, but do not indicate how you want your shares voted, the Company proxy will vote your shares:

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“FOR” the three Director-nominees set forth herein;

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“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm; and

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“FOR” the approval of our executive compensation.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by giving written notice of revocation to the Secretary of the Company.

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How can I vote my shares?

You may vote by Internet, by telephone or by mail at any time prior to the meeting, or you may vote in person at the meeting, as follows:

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Vote by Internet at www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 1, 2013. Have your proxy card or Notice of Internet Availability in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. For your information, voting via the Internet is the least expensive to us, followed by telephone voting, with voting by mail being the most expensive. Also, you may help to save us the expense of a second mailing if you vote promptly.

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Vote by Phone. Use any telephone to call 1-800-690-6903 to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 1, 2013. Have your proxy card in hand when you call and then follow the instructions. If you received a Notice of Internet Availability, you may request a proxy card by following the instructions in the notice.

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Vote by Mail. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Bemis Company, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you received a Notice of Internet Availability, you may request a proxy card by following the instructions in the notice.

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Vote at the Meeting. You may vote your shares at the meeting. You will be admitted to the meeting only if you have a ticket. See the Admission Policy in this proxy statement for instructions on obtaining a ticket.

If your shares are held in an account at a brokerage firm, bank or similar organization, you will receive voting instructions from the organization holding your account and you must follow those instructions to vote your shares.

Who will conduct and pay for the cost of this proxy solicitation?

We will bear all costs of soliciting proxies, including reimbursement of banks, brokerage firms, custodians, nominees and fiduciaries for reasonable expenses they incur. Proxies may be solicited personally, by mail, by telephone, by fax, or by Internet by our Directors, Officers or other regular employees without remuneration other than regular compensation.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on March 7, 2013, will be entitled to vote at the meeting. As of that date, we had outstanding 102,889,885 shares of Common Stock. Each share entitles the shareholder of record to one vote. Cumulative voting is not permitted. See the Admission Policy in this proxy statement for instructions on obtaining a ticket to attend the meeting.

How many votes are required to approve each proposal?

The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required to elect Directors and approve the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm. The Say-on-Pay Vote is advisory and non-binding, but we will consider shareholders to have approved the compensation of our named executive officers if the number of votes cast “For” the proposal exceed the number of votes cast “Against” the proposal.

How are votes counted?

Abstentions will be treated as shares that are present and entitled to vote, as will an election to withhold authority to vote for Directors. Accordingly, abstentions and elections to withhold authority will have the effect of a vote “against” the particular matter, except in the case of the Say-on-Pay Vote for which an abstention will have no effect. If a broker indicates on the proxy card that it does not have discretionary authority to vote certain shares on a particular matter, it is referred to as a “broker non-vote.” Broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be considered as voted for the purpose of determining the approval of the particular matter.

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If I own or hold shares in a brokerage account, can my broker vote my shares for me?

The election of directors and the Say-on-Pay Vote are matters on which brokers do not have discretionary authority to vote. Thus, if your shares are held in a brokerage account and you do not provide instructions as to how your shares are to be voted on these proposals, your broker or other nominee will not be able to vote your shares on these matters. Accordingly, we urge you to provide instructions to your broker or nominee so that your votes may be counted. You should vote your shares by following the instructions provided on the voting instruction card that you receive from your broker.

What is the address for the Company’s principal executive office?

The mailing address of our principal executive office is:
One Neenah Center, 4th Floor
P.O. Box 669
Neenah, Wisconsin 54957-0669

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The only persons known to us to beneficially own, as of March 7, 2013, more than 5 percent of our outstanding Common Stock are set forth in the following table.

Beneficial Owner	Number of Shares Beneficially Owned	Percent of Outstanding Shares
State Street Corporation One Lincoln Street Boston, MA 02111	8,854,782	8.6%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	7,108,469	6.88%

(1)

Based on information contained in a Schedule 13G filed by such beneficial owner with the Securities and Exchange Commission on February 11, 2013. State Street Corporation has shared voting and dispositive power over all 8,854,782 shares. The shares reported include 5,793,398 shares beneficially owned by SSGA Funds Management, Inc., a subsidiary of State Street Corporation, which has shared voting and dispositive power over such shares, such shares representing 5.6% of the outstanding shares.

(2)

Based on information contained in a Schedule 13G filed by such beneficial owner with the Securities and Exchange Commission on February 11, 2013. Vanguard has sole voting power over 147,167 shares, shared voting power over 0 shares, sole dispositive power over 6,966,802 shares, and shared dispositive power over 141,667 shares.

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SECURITY OWNERSHIP OF DIRECTORS, DIRECTOR-NOMINEES AND EXECUTIVE OFFICERS

The following table lists the beneficial ownership of our Common Stock as of March 7, 2013, by each Director, each nominee for Director, each of our Executive Officers named in the Summary Compensation Table in this proxy statement, and all of our current Directors and Executive Officers as a group. Percentage of outstanding shares is based on 102,889,885 shares outstanding as of March 7, 2013.

Beneficial Owner	Direct(1)	Voting or Investment Power(2)	Right to Acquire(3)	Total	Percent of Outstanding Shares
William F. Austen	145,932	9,596		155,528	*
William J. Bolton	18,837			18,837	*
Sheri H. Edison	512		10,128	10,640	*
Ronald J. Floto	4,256			4,256	*
David S. Haffner	34,776			34,776	*
Barbara L. Johnson	9,486			9,486	*
Timothy M. Manganello	57,791			57,791	*
William L. Mansfield	4,256			4,256	*
Roger D. O’Shaughnessy	44,827			44,827	*
Paul S. Peercy	25,845			25,845	*
Edward N. Perry	93,807	96,705		190,512	*
James W. Ransom, Jr.	40,829			40,829	*
David T. Szczupak					*
Henry J. Theisen	175,661	80,558	108,257	364,476	*
Scott B. Ullem	9,623			9,623	*
Holly A. Van Deursen	13,333			13,333	*
Philip G. Weaver	21,539			21,539	*
All Executive Officers and Directors as a Group (20 persons)	792,048	186,859	118,385	1,097,292	1.07%

*

Less than one percent (1%).

(1)

These shares are held individually or jointly with others, or in the name of a bank, broker, or nominee for the individual’s account. Also included are shares resulting from option exercises and shares held in 401(k) accounts of Executive Officers.

(2)

This column includes other shares over which Directors and Executive Officers have or share voting or investment power, including shares directly owned by certain relatives with whom they are presumed to share voting and/or investment power.

(3)

Includes shares that are currently vested or that will vest within 60 days of March 7, 2013 pursuant to the grants made under the 2007 Stock Incentive Plan.

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PROPOSAL 1    ELECTION OF DIRECTORS

Directors are divided into three classes elected on a staggered basis for three-year terms. The Nominating and Corporate Governance Committee of the Board of Directors has nominated three persons to the class of Directors to be elected at the meeting. Persons elected will hold office for a three-year term expiring in 2016 and will serve until their successors have been duly elected and qualified. Each nominee has indicated a willingness to serve as a Director, but in case any nominee is not a candidate for any reason, proxies named in the accompanying proxy card may vote for a substitute nominee selected by the Nominating and Corporate Governance Committee. In addition to certain biographical information about each Director and nominee, listed below is the specific experience, qualifications, attributes or skills that led to the conclusion that the person should serve as a Director on the Board.

On November 26, 2012, the Board of Directors approved an amendment to our by-laws to phase-in a declassification of the Board of Directors commencing with the directors elected at the 2014 annual meeting of shareholders. Directors elected at and after that meeting will be elected to one-year terms. Although the change in director terms does not take effect until the 2014 annual meeting, the amended by-laws became effective immediately upon adoption.

Director-Nominees for Terms Expiring in 2016

David S. Haffner

Age: 60

Director Since 2004

Mr. Haffner is President and Chief Executive Officer, and a director, of Leggett & Platt, Inc. (NYSE: LEG), a diversified manufacturing company. He has been Chief Executive Officer since 2006 and has served as President since 2002. He previously served as Chief Operating Officer from 1999 to 2006 and as Executive Vice President of Leggett & Platt from 1995 to 2002. Mr. Haffner has experience managing the operations of an acquisitive, international, public company, which has assisted us with respect to our recent international acquisitions and subsequent integration activities. In addition, his experience with labor relations, compensation strategy, and financial performance measurement at Leggett & Platt provides valuable insight.

Holly A. Van Deursen

Age: 54

Director Since 2008

Ms. Van Deursen is currently a Director of Actuant Corporation (NYSE: ATU); Anson Industries, a private company; Petroleum Geo-Services (OSE: PGS); and Capstone Turbine Corporation (NASDAQ: CPST). She was most recently an executive in the petrochemical industry, and she has held a variety of leadership positions at British Petroleum and Amoco Corporation in Chicago, London, and Hong Kong. She was Group Vice President of Petrochemicals for British Petroleum from 2003 to 2005, and Group Vice President of Strategy, based in London, from 2001 to 2003. Ms. Van Deursen has extensive experience in the chemical industry, from which Bemis buys the majority of its raw materials. She also has an engineering background and personal international experience, which is relevant to our strategic focus on technology and innovation, as well as disciplined international expansion. Her experience in strategic analysis at British Petroleum further enhances her ability to analyze and evaluate our financial risks and opportunities.

David T. Szczupak

Age: 57

Director Since 2012

Mr. Szczupak is currently the Executive Vice President, Global Product Organization, for Whirlpool Corporation (NYSE: WHR) and has served in that capacity since 2008. He leads Whirlpool’s global research, engineering, product business teams and strategic sourcing. From 2006 to 2008, Mr. Szczupak served as Chief Operating Officer of Dura Automotive Systems, an international automotive supplier. While at Dura, he provided strategic direction for product development, purchasing, manufacturing and product quality. Before joining Dura, Mr. Szczupak worked at Ford Motor Company for 22 years in a variety of leadership roles including Group Vice President of Manufacturing. Mr. Szczupak has a Master’s Degree in Automotive Engineering from Cranfield University in the United Kingdom. Mr. Szczupak’s extensive background in product development, strategic planning, engineering, and manufacturing provides a unique and valuable perspective to our operations and strategic focus on innovation. In addition, his experience as an executive with publicly-traded companies provides important knowledge and expertise to the Company.

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Directors Whose Terms Expire in 2015

William J. Bolton

Age: 66

Director Since 2000

Mr. Bolton is Chairman of the Board of Directors of the Company. Mr. Bolton has been the President of Taranis Management LLC, a consulting group that works with private equity firms focused on retail, restaurant, and consumer goods companies, since 2008. He was a consultant to the food distribution industry from 2000 to 2008. He was Executive Vice President of SUPERVALU, Inc. and President and Chief Operating Officer -- Corporate Retail from 1997 to 2000. SUPERVALU is a food distribution and food retailing company. From 1995 to 1997 he was Chairman and Chief Executive Officer of Bruno’s, a supermarket company. He has served on the board of directors of Ace Hardware Corporation from 2004 to 2010. Mr. Bolton’s extensive experience in the food and consumer goods industries brings an important body of knowledge to our Board since food and consumer products applications comprise approximately 65 percent of our annual net sales. Mr. Bolton has 12 years of continuous service on the Board, giving him considerable knowledge of our business. Further, Mr. Bolton brings his public company leadership experience to his role as the Chairman of the Board.

Barbara L. Johnson

Age: 62

Director Since 2002

Ms. Johnson is the Vice Chancellor for Business and Finance for the University of Nebraska at Kearney. She has held that position since 2007. From 2004 to 2007 she served as a consultant for various institutions of higher education advising on financial and administrative matters. She previously was Vice President and Treasurer of Carleton College, Northfield, Minnesota from 2000 to 2004. Prior to that she was Vice President for Finance and Administration of Mars Hill College, Mars Hill, North Carolina from 1997 to 2000 and Assistant Controller of The Ohio State University, Columbus, Ohio from 1990 to 1997. Ms. Johnson’s in-depth knowledge and experience managing investment, financial and administrative matters in various organizations allow her to provide a unique perspective to financial management issues at our Company.

Paul S. Peercy

Age: 72

Director Since 2006

Mr. Peercy is currently Dean of the College of Engineering at the University of Wisconsin-Madison. He has been Dean since 1999 and will retire on March 31 of this year. From 1995 to 1999 he was President of SEMI/SEMATECH in Austin, Texas. From 1968 to 1995 he served in various departments of the Sandia National Laboratories in Albuquerque, New Mexico, including Director of Microelectronics R&D core competency. He is a director of Sonic Foundry Inc. (NASDAQ: SOFO). Mr. Peercy’s engineering expertise and experience in research and development for Sandia National Laboratories enables him to provide unique and valuable insight to our innovation-focused business strategy. His diverse executive experience in corporate and educational fields provides him with a unique perspective from which to evaluate both our financial and operational risks and opportunities

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Ronald J. Floto

Age: 70

Director Since 2012

Mr. Floto is currently President of FLT International, LLC, a company providing investment management consulting, which he founded in 2007. For ten years prior to that, Mr. Floto was the Chief Executive Officer at Dairy Farm International Holdings Limited (SES: DAIR). He served as a director of Dairy Farms from 1997 until 2013. From 1994 to 1997, he was President of the Super K Division at Kmart Corporation. Mr. Floto’s vast experience in the retail and food industries provides extensive knowledge and insight into the needs of our customers in those industries. In addition, his international expertise offers important insight into the global aspects of our business.

William L. Mansfield

Age: 64

Director Since 2012

Mr. Mansfield is on the Board of Directors of Triumph Group, Inc. (NYSE: TGI), a position he has held since 2012. Mr. Mansfield is also a director of Axiall Corporation (NYSE: AXLL), a position he has held since 2012. Mr. Mansfield retired as the Chairman of Valspar Corporation (NYSE: VAL) effective June 6, 2012. He had been a director at Valspar Corporation since 2005. He became Chairman of Valspar in August 2007 and previously served as Chief Executive Officer of Valspar from February 2005 until his retirement in June 2011. Mr. Mansfield was President of Valspar from February 2005 to February 2008. Mr. Mansfield’s broad experience in strategic planning, operations, financial management and investor relations is a valuable asset to our Company. In addition, his leadership experience with a publicly-traded company provides important background expertise and knowledge to the Company.

Directors Whose Terms Expire in 2014

Edward N. Perry

Age: 66

Director Since 1992

A labor and employment attorney, Mr. Perry retired from the active practice of law on December 31, 2012. He had been engaged in the private practice of law in the Boston, Massachusetts area since 1982 and from 2008 until his retirement had been Of Counsel to the law firm of Hirsch Roberts Weinstein LLP. He was a partner at Perkins, Smith & Cohen, LLP from 1990 to 2003 and was Of Counsel to Perkins, Smith & Cohen, LLP from 2004 to 2005, and to Sullivan, Weinstein & McQuay, PC from 2006 to 2008. With more than 20 years of continuous service on our Board, Mr. Perry is our longest-serving director and has a thorough knowledge and understanding of our Company and our industry. Mr. Perry’s background as an attorney makes him well prepared to provide perspective on the legal affairs of our Company, and his expertise in employment and labor law offers an important perspective on human resources matters. His background also assists in the evaluation of financial policies and controls as well as legal and regulatory risks and opportunities.

Timothy M. Manganello

Age: 63

Director Since 2004

Mr. Manganello recently retired as Chief Executive Officer of BorgWarner Inc. (NYSE: BWA), a leader in highly engineered components and systems for vehicle powertrain applications worldwide, at the end of 2012, and he is retiring as Executive Chairman of the Board of BorgWarner effective April 24, 2013. He had served as Chairman and Chief Executive Officer since 2003. He was also President and Chief Operating Officer from 2002 until 2003. He served as Executive Vice President from 2001 until 2002 and President and General Manager of BorgWarner Torq Transfer Systems from 1999 to 2002. Mr. Manganello was previously Chairman of the Federal Reserve Bank of Chicago – Detroit Branch and is currently a Director of Zep Inc. (NYSE: ZEP), a producer and marketer of commercial cleansing products and maintenance solutions. Mr. Manganello offers the Board valuable experience in international acquisition integration, operations management, labor relations, engineering-based research and development, long-term strategic planning, capital markets financing, and financial performance measurement.

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Philip G. Weaver

Age: 60

Director Since 2005

Mr. Weaver is presently a consultant to industry. Until his retirement on December 31, 2009, Mr. Weaver was Vice President and Chief Financial Officer of Cooper Tire & Rubber Company (NYSE: CTB), a global company specializing in the design, manufacture, and sales of passenger car, light truck, medium truck, motorcycle, and racing tires. He had been Vice President and Chief Financial Officer since 1998. He previously served as the Vice President of the tire division from 1994 to 1998 and served as Controller of the tire division from 1990 to 1994. Mr. Weaver’s expertise in accounting and finance, and his experience as a chief financial officer of a public company, provide him with a thorough understanding of financial reporting, generally accepted accounting principles, financial analytics, budgeting, capital markets financing, and auditing. In addition to his extensive experience with acquisitions and international operations, his finance background makes him well qualified to be the Chair of our Audit Committee.

Henry J. Theisen

Age: 59

Director Since 2006

Mr. Theisen is our President and Chief Executive Officer. He has been President of Bemis since 2007 and was elected Chief Executive Officer in 2008. He previously was Executive Vice President and Chief Operating Officer from 2003 to 2007 and Vice President of Operations from 2002 to 2003. From 1975 to 2002 he held various research and development, marketing, and management positions within the Company. Mr. Theisen is also a Director of Andersen Corporation, a private company. As a 37 year veteran of Bemis Company, Mr. Theisen brings extensive product development expertise and industry knowledge to the Board. His expertise extends from engineering, research, and product development to managing key customer relationships and developing marketing and sales strategies. He has an intimate understanding of our product designs and manufacturing methods and draws on that knowledge to evaluate the financial performance of the Company.

The Board of Directors recommends a vote “FOR” all nominees to serve as Directors.

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CORPORATE GOVERNANCE

Corporate Governance Documents

You can electronically access all of our committee charters, our Code of Conduct, and our Principles of Corporate Governance at our website at www.bemis.com under the “About Us” section or by writing to us at Bemis Company, Inc., Attention: Company Secretary at One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669. Hard copies will be provided to any shareholder or any interested party upon request. We intend to promptly post on our website any amendments to or waivers of the Code of Conduct that apply to a Bemis officer following the date of such amendment or waiver.

Director Independence

The Board has determined that all Directors and Director-nominees, with the exception of Mr. Theisen, are “independent” as that term is defined in the applicable listing standards of the NYSE. The Board has determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees of the Board, is independent. In accordance with the NYSE director independence rule, the Board looked at the totality of the circumstances to determine a Director’s independence. To be independent a Director must be, among other things, able to exercise independent judgment in the discharge of his or her duties without undue influence from management. The Board considered information provided by the Directors and Director-nominees and concluded none of the independent Directors or independent Director-nominees have any relationships with the Company.

Director Attendance

With one exception for Ms. Johnson, all members then comprising the Board of Directors attended the Annual Meeting of Shareholders in 2012. The Board does not have a formal written policy requiring members to attend the Annual Meeting of Shareholders, although all members have traditionally attended. The Board of Directors held 4 regular quarterly meetings and 3 additional special meetings by conference call during the year ended December 31, 2012. All Directors attended at least 75 percent of the aggregate of the total number of Board meetings and meetings of Committees on which they served.

Committees of the Board

The Board of Directors has an Executive and Finance Committee, an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The table below shows current membership for each of these committees:

Director	Executive and Finance Committee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William J. Bolton	*			•
Ronald J. Floto		•		•
David S. Haffner			*	•
Barbara L. Johnson			•	•
Timothy M. Manganello			•	*
William L. Mansfield			•	•
Roger D. O’Shaughnessy	•		•	•
Paul S. Peercy		•		•
Edward N. Perry	•		•	•
David T. Szczupak		•		•
Henry J. Theisen	•
Holly A. Van Deursen		•		•
Philip G. Weaver		*		•
* Committee Chair

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Executive and Finance Committee. The Executive and Finance Committee has the authority to exercise all the powers of the full Board, except the Executive and Finance Committee does not have the power to change the membership of, or fill vacancies in, the Executive and Finance Committee or to amend our amended by-laws. Generally, this Committee will only meet or act in emergencies, or when requested by the full Board. The Committee will report any actions to the full Board as soon as reasonably possible.

Audit Committee. The Audit Committee held four regular quarterly meetings and five additional conference calls in 2012. The Audit Committee’s principal function is to assist the Board by performing the duties described in the Audit Committee Charter, which include:

•

oversight responsibility for the integrity and fair presentation of our financial reporting;

•

responsibility for the selection, compensation, and oversight of our independent registered public accounting firm; and

•

meets with the independent registered public accounting firm, without management present, to consult with it and review the scope of its audit.

The Board has determined that all members of the Audit Committee are financially literate and that Mr. Weaver is a financial expert as defined by the SEC. Each member also meets the independence standards for audit committee membership under the rules of the SEC.

Compensation Committee. The Compensation Committee held three regular meetings and one conference call in 2012. The Compensation Committee has a Compensation Committee Charter, which requires the Compensation Committee to, among other things:

•

approve the compensation of the Executive Officers and Directors;

•

review management’s recommendations on Executive Officer and key employee compensation and company-wide benefit plans; and

•

review and discuss the Compensation Discussion and Analysis and recommend its inclusion in the proxy statement.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held four regular meetings in 2012. This Committee has a Nominating and Corporate Governance Committee Charter, which sets forth the Committee’s duties, which include:

•

recommend nominees for election to the Board of Directors;

•

review the performance of the Chief Executive Officer and other Executive Officers;

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review management succession planning to address leadership continuity;

•

review with the Board, on an annual basis, the requisite skills and characteristics of individual Board members, as well as the composition of the Board as a whole, in the context of our needs; and

•

review all nominees for Director and recommend to the Board those nominees who have attributes it believes would be most beneficial to us. This assessment will include such factors as experience, integrity, competence, skills, and dedication in the context of the needs of the Board. The Board also considers diversity based on differences of viewpoint, professional experience, education, skill, and other individual qualities and attributes.

Our Principles of Corporate Governance also set forth certain requirements regarding Board size. When carrying out its duties, the Committee takes into consideration those Directors who experience job changes, Director tenure, other board service, retirement, and independence matters.

Ad Hoc Committees. As the Board of Directors deems appropriate, it will appoint ad hoc committees to address discreet matters. In 2012, the Board appointed three ad hoc committees to address board effectiveness, succession planning and director candidate searches.

Board Leadership Structure

The Board does not have a policy on whether the positions of Chairman and Chief Executive Officer are to be held by the same person. The positions are currently held by two different individuals.

The Chairman of the Board is William J. Bolton. Mr. Bolton is well qualified to serve as Chairman. He has public company leadership experience, extensive experience in the food and retail industries, is independent, and has more than 12 years of continuous service on the Board, giving him considerable knowledge of our business. His long history with the Company, combined with his leadership skills and background in the food industry, make him an effective Chairman.

In making the determination to appoint Mr. Bolton to Chairman, the Board considered numerous factors, including his significant operating experience and qualifications in the food industry and in leading a public company, his years of service on the Board, the size and complexity of our business, and the significant business experience and tenure of our Directors. Based on these factors, the Board determined that it was in the best interests of the Company and its shareholders to appoint Mr. Bolton as Chairman of the Board of Directors.

In accordance with the listing standards of the NYSE, Mr. Bolton presides as the Chairman for independent Director meetings. Mr. Bolton presides over meetings of the independent Directors which are held at the beginning and conclusion of every Board meeting without the presence of management. Additional responsibilities include providing independent leadership to the Board, acting as a liaison between the non-management Directors and the Company, and ensuring that the Board operates independently of management.

Henry J. Theisen is our President and Chief Executive Officer. He has been President of the Company since 2007 and Chief Executive Officer since 2008. The Board appointed Mr. Theisen as President and Chief Executive Officer after carefully considering many factors, including his extensive experience with the Company as an officer and leader in many different areas such as research and development, marketing, and management. The Board also considered Mr. Theisen’s leadership skills, operating experience, and thorough knowledge of the industry.

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Board’s Role in Oversight of Risk Management

Our Board of Directors takes an active role in oversight of our Company both as a full Board and through its Committees. Each of the Board Committees considers risk within its area of responsibility.

We engage in an annual enterprise wide risk management (“ERM”) process which includes periodic risk assessments performed during the year. Identified risks are evaluated based on the potential exposure to the business and measured as a function of severity of impact and likelihood of occurrence. Assessments include identifying and evaluating risks and the steps being taken to mitigate the risks. Annually, a report summarizing these assessments is compiled by our Director of Risk Management. The report is reviewed and approved by the Chief Executive Officer, Chief Financial Officer, and General Counsel. The report is presented to the Audit Committee annually to ensure completeness, appropriate oversight, and review, and supplemented with quarterly updates. Interim reports on specific risks are provided if requested by the Board or recommended by management.

Nominations for Directors

The Nominating and Corporate Governance Committee will consider Director candidates recommended by shareholders in the same manner that it considers all Director candidates. Director candidates must meet the minimum qualifications set forth in the Principles of Corporate Governance, which are summarized below, and the Nominating and Corporate Governance Committee will assess Director candidates in accordance with those factors. Shareholders who wish to suggest qualified candidates to the Committee should write the Secretary of the Company at One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669, stating in detail the candidate’s qualifications for consideration by the Nominating and Corporate Governance Committee.

If a shareholder wishes to nominate a Director other than a person nominated by or on behalf of the Board of Directors, he or she must comply with certain procedures set out in our amended by-laws. Under our amended by-laws, no person (other than a person nominated by or on behalf of the Board of Directors) shall be eligible for election as a Director at any annual or special meeting of shareholders unless a written request that his or her name be placed in nomination is received from a shareholder of record by the Secretary of the Company not less than 90 days before the first anniversary of the previous year’s annual meeting or, if later, within 10 days after the first public announcement of the date of such annual meeting, together with the written consent of such person to serve as a Director.

Bemis engages Beal Associates, a search firm, to help identify and facilitate the screening and interview process of Director-nominees. In connection with the Nominating and Corporate Governance Committee’s evaluation of a Director-nominee, the Nominating and Corporate Governance Committee:

•

believes that nominees must have experience as a Board member or senior officer of a public or private company or have achieved national prominence in a relevant field or have possessed other relevant experience;

•

evaluates whether the nominee’s skills are complementary to the existing Board members’ skills, and the Board’s needs for operational, management, financial, international, technological, or other expertise;

•

engages the search firm to screen the candidates, do reference checks, prepare a biography for each candidate for the Committee to review, and help set up interviews;

•

interviews, along with the Chairman of the Board and our Chief Executive Officer, candidates that meet the criteria; and

•

selects nominees that best suit the Board’s needs.

The Nominating and Corporate Governance Committee engaged Beal Associates and established an ad hoc committee of independent directors to identify new Board candidates, resulting in the recommendation to the Board of David T. Szczupak as a nominee to serve on the Board. Bemis paid Beal Associates a fee for performing these services in connection with the nomination of Mr. Szczupak.

Communications with the Board

The Board provides a process for shareholders and other interested parties to send communications to the Board or any of the Directors. Interested parties may communicate with the Board or any of the Directors by sending a written communication to the address below. All communications will be compiled by the Secretary of the Company and submitted to the Board or the individual Directors.

Bemis Company, Inc.
c/o Corporate Secretary
One Neenah Center, 4th Floor
P.O. Box 669
Neenah, Wisconsin 54957-0669
Phone: 920-727-4100.

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SECTION 16(a)    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that Directors, Executive Officers, and persons who own more than 10 percent of our Common Stock file initial reports of ownership of our Common Stock and changes in such ownership with the Securities and Exchange Commission. To our knowledge, based solely on a review of copies of forms submitted to us during and with respect to 2012 and on written representations from our Directors and Executive Officers, all required reports were filed on a timely basis during 2012, other than a Form 4 for Mr. Perry that was filed one day late through no fault of Mr. Perry.

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TRANSACTIONS WITH RELATED PERSONS

Our Board of Directors has approved a written policy whereby the Audit Committee must approve any transaction with a related person, as defined in Item 404 of Regulation S-K (“Related Person Transaction”), before commencement of such transaction; provided, however, that if the transaction is identified after it commences, it shall be brought to the Audit Committee for ratification. The Related Person Transaction should be presented to the Audit Committee by an Executive Officer requesting that the Audit Committee consider the Related Person Transaction at its next meeting. The Executive Officer presenting the transaction must advise the Audit Committee of all material terms of the transaction.

The Audit Committee has delegated authority to the Audit Committee Chairman to, upon request of an Executive Officer, approve Related Person Transactions if they arise between Audit Committee meetings. The Chairman may take any action with respect to such Related Person Transaction that the Audit Committee would be authorized to take, or, in his or her discretion, require that the matter be brought before the full Audit Committee. Any action taken by the Chairman shall be reported to the Audit Committee at its next regularly scheduled meeting.

Standards for Approval of Transactions

The Audit Committee will analyze the following factors, in addition to any other factors the Committee deems appropriate, in determining whether to approve a Related Person Transaction:

•

whether the terms of the transaction are fair;

•

whether the transaction is material to us;

•

the role the related person has played in arranging the Related Person Transaction;

•

the structure of the Related Person Transaction; and

•

the interests of all related persons in the Related Person Transaction.

A Related Person Transaction will only be approved by the Audit Committee if the Audit Committee determines that the Related Person Transaction is beneficial to us and the terms of the Related Person Transaction are fair.

Approval Process

The Audit Committee may, in its sole discretion, approve or deny any Related Person Transaction. Approval of a Related Person Transaction may be conditioned upon us and the related person taking any or all of the following additional actions, or any other actions that the Audit Committee deems appropriate:

•

requiring the related person to resign from, or change position within, an entity that is involved in the Related Person Transaction;

•

assuring that the related person will not be directly involved in negotiating the terms of the Related Person Transaction or in the ongoing relationship between us and the other persons or entities involved in the Related Person Transaction;

•

limiting the duration or magnitude of the Related Person Transaction;

•

requiring that information about the Related Person Transaction be documented and that reports reflecting the nature and amount of the Related Person Transaction be delivered to the Audit Committee on a regular basis;

•

requiring that we have the right to terminate the Related Person Transaction by giving a specified period of advance notice; or

•

appointing a Company representative to monitor various aspects of the Related Person Transaction.

In the case of any transaction for which ratification is sought, the Audit Committee may require amendment or termination of the transaction, or implementation of any of the above actions, if the Audit Committee does not ratify the transaction.

Transactions with Related Persons during Fiscal Year 2012

Item 404 of Regulation S-K requires that we disclose any transactions between us and any related persons, as defined by Item 404, in which the amount involved exceeds $120,000. During fiscal year 2012, there were no transactions with related persons.

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EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS

Overview and Introduction

The Compensation Discussion and Analysis (“CD&A”) identifies and describes the basic principles, philosophies and rationale underlying our compensation decisions and programs as well as a detailed explanation of the key elements of compensation for our Executive Officers as identified in the Summary Compensation Table. For 2012, our Named Executive Officers (“NEO”) identified in the Summary Compensation Table include our Chief Executive Officer (CEO), Chief Financial Officer, and the next three highest compensated Executive Officers serving as such at year-end. The components of the compensation and benefits provided to all Executive Officers, including the Named Executive Officers, are similar in design. The CD&A should be read in combination with the applicable compensation tables.

2012 Executive Summary

Key Highlights

•

89% shareholder support for our executive compensation program at the 2012 annual shareholders meeting. More than 89% of the votes cast supported our executive compensation program. Our Compensation Committee (the “Committee”) determined that last year’s vote demonstrates strong shareholder support for our current executive compensation program.

•

Pay-for-performance-based compensation arrangements. Our compensation program uses a variety of performance-based measures, including performance-based equity awards that payout based on our total shareholder return relative to our peers.

•

Independent compensation committee consultant engagement. The Committee continued its engagement with Towers Watson as its independent compensation consultant for fiscal year 2012. This firm advised the Committee on executive and director compensation but performed no other services for the Company in 2012.

•

No employment contracts for Named Executive Officers. None of the Named Executive Officers has an employment agreement that guarantees the terms of employment regardless of performance. We do have Management Agreements with our Named Executive Officers that become effective only upon certain terminations of employment in connection with a change of control event (i.e., a “double trigger”).

•

Executives are subject to stock ownership requirements. The Company requires stock ownership worth a minimum of five times base salary for the CEO and three times base salary for other NEOs. In addition, all NEOs are required to hold one-half the net number of shares awarded for a period of not less than three years from the date of share acquisition.

2012 Compensation Overview

Our 2012 compensation program was consistent with the program from 2011. Our executive compensation program consists of a mix of base salary, short-term annual performance-based cash incentives, long-term incentives (equity awards) and standard benefits to attract and retain highly qualified executives and maintain a strong relationship between executive pay and Company performance. Our above-target adjusted earnings per share (“EPS”) financial performance for 2012 resulted in corresponding above-target payouts of incentive compensation, reflecting our pay-for-performance philosophy. Consistent with our pay-for-performance philosophy, our below-target net sales performance for 2011 resulted in a zero payout for that portion of the incentive plan.

The highlights of our 2012 compensation program are as follows:

•

Annual incentive year-over-year adjusted EPS performance was 108.04 percent which resulted in a 125.50 percent payout of each Executive Officer’s target award. However, the achievement of the eight percent sales growth target was not met, which resulted in a zero payout for the 10 percent additional target award.

•

Long-term incentives are awarded in the form of restricted share units that are equally split between time-based share units and performance-based share units. For the January 1, 2010 through December 31, 2012 performance period, our Total Shareholder Return (“TSR”) ranked at the 27.8th percentile in comparison to our TSR comparator group (“TSR Comparator Group”). This resulted in a payout of 54.7 percent of the Executive Officers’ target awards of performance-based share units.

•

With one exception, 2012 base salaries remained flat for NEOs, consistent with the 2011 CD&A statement that “no base salary increases were planned” for our Executive Officers at that time. The lone exception was for Mr. Ransom, who received a base salary increase effective August 1, 2012, to bring him more in line with the middle range of our Total Target Compensation (“TTC”) Comparator Group. A detailed description of the TTC Comparator Group may be found in the “Setting Compensation” section below.

•

Annual incentive targets as a percentage of base salary remained the same from 2011.

•

The long-term incentive target as a percentage of base salary was increased for one NEO, Ms. Edison, to bring her more in line with the middle range of our TTC Comparator Group.

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	Fiscal Year 2011 Actual Compensation					Fiscal Year 2012 Actual Compensation
	Base Salary ($)	Target Annual Incentive ($)	Actual Annual Incentive ($)	Long-Term Incentive Grant Value ($)	Total Direct Comp.(1) ($)	Base Salary ($)	Target Annual Incentive ($)	Actual Annual Incentive ($)	Long-Term Incentive Grant Value ($)	Total Direct Comp.(1) ($)
Henry J. Theisen President & CEO	1,000,000	1,100,000	584,430	3,391,472	4,975,902	1,000,000	1,100,000	1,380,500	3,306,988	5,687,488
Scott B. Ullem VP & CFO	500,000	325,000	172,673	932,671	1,605,344	500,000	325,000	407,875	909,418	1,817,293
William F. Austen Group President	487,000	316,550	168,183	908,405	1,563,588	487,000	316,550	397,270	885,798	1,770,068
James W. Ransom, Jr. Group President	430,000	279,500	148,498	802,061	1,380,559	450,833	293,041	367,766	782,141	1,600,740
Sheri H. Edison VP, GC & Secretary	400,000	220,000	116,886	520,064	1,036,950	400,000	220,000	276,100	595,260	1,271,360
(1) Total Direct Compensation is the sum of base salary, actual annual incentive, and long-term incentive grant value.

Say-on-Pay

Shareholders voted strongly in favor of our executive compensation program at our 2012 annual shareholders meeting. Specifically, more than 89 percent of the shares voted during the annual meeting in 2012 voted in favor of our compensation paid to our NEOs. In consideration of the positive result of the ”say-on-pay” vote, we made no substantive changes to the program. To better align with the business strategy and our pay-for-performance philosophy, however, we made the following changes for 2013:

•

the short-term annual performance-based cash incentive plan introduces a return on invested capital metric with a 50% weight, while retaining the current adjusted EPS metric with a 50% weight;

•

the 10% sales growth target has been eliminated from the short-term annual performance-based cash incentive plan; and

•

the vesting for the time-based portion of the long-term incentive plan grant will be reduced from 5 to 3 years to align with market practice.

Compensation Committee Responsibilities

The Committee has been authorized and empowered by our Board of Directors to review and approve compensation for our Executive Officers and to ensure that our compensation program is meeting its intended objectives. The program is straightforward and driven by several key objectives described further below. The Committee’s responsibility is to provide an effective compensation program that aligns the interests of shareholders and management. The Committee determines CEO compensation based upon the Board’s annual CEO performance evaluation and the market check analysis and recommendations from Towers Watson. In addition, the Committee approves a recommendation to the Board of Directors as to the competitive pay package for its Directors.

The Committee believes in allowing management the opportunity to provide input into our executive compensation program. In setting compensation for all other Executive Officers, the Committee utilizes recommendations from the CEO, input from the Vice President, Human Resources, and the market check analysis and recommendations from Towers Watson. More information on Towers Watson may be found in the “Setting Compensation” section below.

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Compensation Philosophy and Objectives

The Committee believes the most effective compensation program is one that rewards achievement of specific annual and long-term strategic goals, without encouraging undue risk-taking. This program is reviewed on an annual basis by the Committee to ensure competitive position, alignment with goals and a focus on enhancing shareholder value in the current and forecasted business environments. The key elements of this philosophy are designed to:

•

attract and retain key talent;

•

motivate individuals to achieve our goals;

•

achieve results that add shareholder value; and

•

grow long-term earnings.

Accordingly, the Committee has designed and approved a compensation program that includes base salary, short-term annual performance-based cash incentives, and long-term incentives in the form of restricted share units, both time-based and performance-based, to align with this philosophy. The Committee believes that the simplicity of our executive compensation program has been instrumental in providing shareholder return, even in the midst of the current difficult global economic environment.

We target each element of compensation, as well as the aggregate compensation, at or near the broad middle range of our TTC Comparator Group. Outlined below are the compensation elements that apply to all Executive Officers.

Compensation Elements	Why We Pay
• Base Salary	• Attract and retain executives
• Short-Term Annual Performance-Based Cash Incentives (Non-Equity)	• Attract and retain executives • Motivate executives to achieve short-term key business priorities and objectives • Hold executives accountable for performance against targets
• Long-Term Incentive Compensation (Equity)

•

Motivate executives to achieve key long-term goals and objectives

•

Hold executives accountable for performance against targets

•

Focus executive decisions on long-term success/earnings that add shareholder value

•

Provide executives with increased ability to acquire equity ownership

•

Attract and retain executives

• Retirement and Other Benefit Plans	• Provide income security for retirement • Attract and retain executives
• Perquisites	• Attract and retain executives • Enhance executive productivity

TARGET COMPENSATION MIX - 2012
CEO
27.5%
Time-Based
Long-Term Equity
0.2%
6.4%
55.0%
18.3%
Performance-Based
27.5%
Performance-Based
Long-Term Equity
20.2%
OTHER NEOs
22.1%
Time-Based
Long-Term Equity
0.3%
9.9%
44.2%
28.2%
Performance-Based
22.1%
Performance-Based
Long-Term Equity
17.5%
Long-Term Equity
Performance-Based Annual Incentive
Base Salary
Retirement & Other Benefits
Perquisites

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Setting Compensation

The Committee makes all final decisions regarding Executive Officer compensation. The Committee considers the following factors when making compensation decisions:

•

job responsibilities and complexities;

•

performance, experience, and proficiency in the role;

•

comparison to external market data;

•

merit increase percentages consistent with other Bemis salaried employees;

•

potential and succession planning considerations; and

•

recommendations of the CEO and the Vice President, Human Resources.

The Committee uses an independent, outside compensation consultant, Towers Watson, to conduct an external market check as an input to the decision-making process. This market check is a thorough benchmarking process that uses two external data sources to evaluate the external competitiveness of total target compensation, including base salaries, target short-term annual performance-based cash incentives (non-equity incentive compensation), and target long-term equity compensation. The Committee considered the independence of Towers Watson and concluded that no conflict of interest exists that would prevent Towers Watson from independently advising the Committee.

Our Peer Groups

The first data source in developing our peer group is a customized industry specific survey from the Towers Watson Compensation Databank that includes 30 companies (“Survey Comparator Group”) within the industrial manufacturing and consumer products/non-durable industries. The second data source is proxy data that includes 17 companies (“Proxy Comparator Group”) including many within the paper and container packaging industry. Companies included in the data from both sources have annual revenue ranging from $2 billion to $10 billion, approximately 50 percent to 200 percent of Bemis’ 2012 revenue. For Messrs. Austen and Ransom, regression analysis is conducted to appropriately size adjust the data for their related scope of responsibilities. The survey data from the Towers Watson Compensation Databank served as the primary data source, with proxy data as a secondary comparison used primarily for pay design. The Survey Comparator Group and the Proxy Comparator Group comprise our Total Target Compensation Comparator Group (“TTC Comparator Group”).

The Towers Watson study conducted in late 2011 (“2011 Study”) evaluated compensation levels for similarly situated executives and provided Bemis with decision-quality market information based upon the data sources described above. This 2011 Study was used as a market check for 2012 compensation decisions.

The Survey Comparator Group included the following 30 companies:

AMETEK, Inc.	Hanesbrands, Inc.	Snap-on
Avery Dennison Corporation	Hasboro, Inc.	Sonoco Products Company
Ball Corporation	Lorillard Tobacco Company	SPX Corporation
Bucyrus International, Inc.	MeadWestvaco Corporation	Terex Corporation
Cameron International Corporation	Owens-Illinois, Inc.	Thomas & Betts
Cooper Industries	Parker Hannifin Corporation	Timken Company
Corning Incorporated	Regal-Beloit Corporation	Trinity Industries, Inc.
Estee Lauder, Inc.	Rockwell Automation	Tupperware
Fortune Brands, Inc.	Sealed Air Corporation	USG Corporation
Greif, Inc.	Sherwin-Williams Company	W.W. Grainger, Inc.

This group of companies has median revenue of $4.5 billion and the revenue at the 75th percentile is $6.6 billion which places Bemis’ revenue in between the median and the 75th percentile.

The Proxy Comparator Group included the following 17 companies:

AptarGroup, Inc.	Greif, Inc.	Silgan Holdings Inc.
Avery Dennison Corporation	MeadWestvaco Corporation	Sonoco Products Company
Ball Corporation	Owens-Illinois, Inc.	Temple-Inland Inc.
The Clorox Company	Packaging Corp. of America	The Valspar Corporation
Crown Holdings, Inc.	Rock-Tenn Company	Weyerhaeuser Company
Graphic Packaging Holding Company	Sealed Air Corporation

The 2011 Study revealed the following important facts as it relates to our executive compensation program:

•

competitive pay levels were similar in both data sources;

•

all elements of our pay are between the 25th and 75th percentile and the overall executive compensation program is competitive, however, the percentile varies by Executive Officer;

•

the Executive Officer group collectively was positioned 14 percent below the midpoint of the market of the survey data when all target total direct compensation was considered; and

•

our CEO was positioned 16 percent below the midpoint of the market of the survey data when all target total direct compensation was considered.

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The Committee then consulted with Towers Watson regarding recommended compensation adjustments, consistent with market trends, Bemis’ philosophy and affordability. Regardless of market position, management recommended no base salary increases for the 2012 calendar year and target annual incentives were held flat as a result of below-target Company performance in 2011. As described above, however, one NEO received a mid-year base salary increase and one NEO received an increased long-term incentive target as a percent of base pay to better align with the broad middle range of our TTC Comparator Group.

We believe the design of our compensation program is integral to attracting and retaining the executive talent necessary to meet our objectives. Additional comments regarding our compensation program are highlighted below.

Executive Compensation Elements

As noted above, our compensation program consists of: base salary, short-term annual performance-based cash incentives, long-term incentives, retirement plans and other compensation.

In addition to the annual compensation elements listed above, we have double-trigger “Change of Control” agreements with our Executive Officers that provide for the payment of compensation and benefits in the event of termination following a change of control (see Potential Payments Upon Termination Table).

Base Salary

The base salary is a guaranteed component of annual cash compensation that attracts and retains our Executive Officers. We target base salary at or near the broad middle range of our TTC Comparator Group while incorporating other factors as previously discussed.

Short-Term Annual Performance–Based Cash Incentives (Non-Equity)

The Bemis Executive Officer Performance Plan (“BEOPP”) was re-approved by our shareholders in May 2009. The purpose of the BEOPP is to provide incentives to our Executive Officers to produce a superior shareholder return. Amounts paid under the terms of the BEOPP are intended to qualify as performance-based compensation, within the meaning of Section 162(m) of the Internal Revenue Code.

The following components are part of our short-term incentive program:

•

no discretion for individual performance;

•

no discretion by the Committee once the target criteria is determined, other than the ability to exercise negative discretion;

•

payout is based entirely on adjusted EPS growth year-over-year (“Adjusted EPS Target”) and sales performance (increasing sales greater than or equal to eight percent year-over-year provides an additional 10 percent of target award); and

•

target award is a percentage of base salary.

Each Executive Officer’s target percentage is established by the Committee based on the broad middle range of the TTC Comparator Group benchmarking data and other factors previously discussed. That percent of annual base salary then becomes the target award. The attainment of the predetermined Adjusted EPS Target dictates the percent of payment of the target award. The Committee determined that for 2012, the Adjusted EPS Target was 106 percent of the previous year’s Adjusted EPS. The 106 percent target is slightly in excess of our annual average growth rate over the last 10 years. If this target was achieved, each Executive Officer would receive 100 percent of the target award. If the EPS is less than 90 percent of the previous year’s Adjusted EPS, no award is paid. At 114 percent of the previous year’s Adjusted EPS, the BEOPP would pay two-times the target award. The BEOPP Funding Scale below indicates the range of payouts:

Results that Impact 2012

We achieved Adjusted EPS of 108.04 percent of the previous year’s Adjusted EPS, resulting in a bonus payout of 125.50 percent of each Named Executive Officer’s target award. For 2012, Adjusted EPS was calculated as GAAP EPS, adjusted to exclude facility consolidation costs and acquisition related integration costs.

Net Sales decreased in 2012 and, therefore, the additional 10 percent sales-related reward was not made, bringing the final payout percentage of the target award to 125.50 percent. Each Executive Officer has the same final Adjusted EPS payout percent applied to their respective fixed target award.

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Long-Term Incentive Compensation (Equity)

In May 2006, our shareholders approved the Bemis Company, Inc. 2007 Stock Incentive Plan (the “Plan”). This Plan provides for issuance of equity awards in the form of restricted share units to all Executive Officers on an annual basis. The Committee uses a formula tied to base salary to determine the target value of restricted share units awarded, which is positioned at the broad middle range of our TTC Comparator Group. The number of target restricted share units awarded is determined by dividing the value by a fixed share price. This Plan provides the opportunity to acquire meaningful equity ownership and has proven to be a critical incentive and retention tool for Executive Officers.

Target restricted share units awarded in 2012 are equally split between time-based share units and performance-based share units which balance the objectives of executive retention and company performance. Time-based share units vest after five years, and performance-based share units vest after three years, both subject to accelerated vesting for retirement eligible participants (time and performance-based units are pro-rated upon retirement).

Award Provisions – 50% Time-Based Share Units

The terms of the time-based share units are described above.

Award Provisions – 50% Performance-Based Share Units

Payout of performance-based share units is determined by relative TSR against the TSR Comparator Group. For units granted in 2010, the TSR Comparator Group consisted of public companies in the S&P 500 Materials, Industrials, Consumer Discretionary, and Consumer Staples sectors. For units granted in 2011 and 2012, the TSR Comparator Group consisted of public companies in the S&P 500 Industrials sector. The change to the TSR Comparator Group for grants awarded in 2011 and forward, was intended to better align performance measures with industrial companies similar to Bemis.

Performance-based share units are earned on the basis of our TSR measured over a three-year period, relative to our TSR Comparator Group. As it is possible that there will be no payout under the performance-based share units, these awards are completely “at-risk” compensation:

•

TSR reflects share price appreciation and reinvestment of dividends;

•

share price appreciation is measured as the difference between the beginning market price and the ending market price of our shares:

–

beginning market price equals the average closing price on the 20 trading days immediately preceding the performance period; and

–

ending market price equals the average closing price on the last 20 trading days of the performance period;

•

shares of our common stock payout in a range of 0 percent to 200 percent of target;

•

dividend equivalents on restricted share units will be accrued and distributed at the same time as the shares of Common Stock to which they relate; and

•

shares pay out linearly between each set of data points above the 25th percentile and below the 75th percentile.

–

Example: if we perform at a 40th percentile rank, each Named Executive Officer would receive the number of shares equal to 62.5 percent of the target award. Further, in order to pay out at the 100 percent target, we must perform above the median of our TSR Comparator Group at the 55th percentile.

The performance-based share units payout chart below indicates the range of payouts:

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Results that Impact 2012

Towers Watson calculated our relative TSR results versus the TSR Comparator Group for the January 1, 2010 through December 31, 2012 performance cycle. The calculated payout percentage (percent of target award) based on the program’s scale as listed above determined that our TSR of 20.4 percent resulted in a percentile rank of 27.8 as compared to the TSR Comparator Group. This percentile ranking resulted in a payout percentage of 54.7 percent of the target award for the 2010 performance-based grants.

Retirement and Other Benefits

We offer retirement plans that are intended to supplement the employee’s personal savings and social security. All employees in the United States are eligible to participate in a retirement plan, profit sharing plan, savings plan, or a combination thereof.

We offer core employee benefits coverage to:

•

provide our employees with a reasonable level of financial support in the event of illness or injury; and

•

enhance productivity and job satisfaction through programs that focus on work/life balance and wellness.

Core benefits available are the same for all United States employees and Executive Officers, and include medical, pharmacy, dental, wellness, disability coverage, and life insurance. In addition, the Bemis 401(k) savings plans, Bemis Investment Incentive Plan (“BIIP”) and Bemis Investment Profit Sharing Plan (“BIPSP”) and our retirement plans provide a reasonable level of retirement income reflecting employees’ careers with us. These plans are generally available to all United States employees, including Executive Officers. We also offer non-qualified supplemental retirement and savings plans, which provide certain additional retirement benefits, including benefits that cannot be provided through the qualified plans due to various Internal Revenue Service limits.

The cost of employee benefits is partially borne by the employee, including each Executive Officer.

Perquisites

We have discontinued all material perquisites to all Executive Officers, including Named Executive Officers, with the exception of some limited use of our company plane by the CEO, relocation expense reimbursement and minimal amounts of reimbursement for gas for personal travel. Executive Officers do not receive any gross-up adjustments related to income tax for perquisites. The only exceptions are tax reimbursements provided to all employees who participate in our relocation program.

Executive and Director Share Ownership Guidelines

To emphasize the importance of linking Executive Officers’, Directors’, and shareholders’ interests, we have established guidelines that require all Executive Officers and Directors to hold or have a right to acquire a minimum number of Bemis shares. Our share ownership requirement for the CEO is a market value equal to five times the CEO’s annual base salary. Our share ownership requirement for all other Executive Officers and Directors is a market value equal to three times the annual base salary or retainer, respectively. For 2013, we increased the share requirement for Directors from three times to four times their annual cash retainer to better align with external market practices. Each Executive Officer or Director is expected to achieve the ownership target within five years from the date of election as an Executive Officer or Director. All Named Executive Officers and Directors already meet the guidelines or are on track to meet the guidelines within the specified time.

Share Holding Requirements

Each Executive Officer is required to hold, for a period of not less than three years from the date of share acquisition, one-half of the net number of shares issued pursuant to our equity compensation plans. These restrictions expire after the three-year period or upon termination or retirement. In addition, Executive Officers and Directors are prohibited by our Securities Trading and Information Disclosure Policy from hedging or pledging their shares.

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Change of Control Agreements (Management Agreements)

We have management agreements with all Executive Officers to ensure retention and action in the best interests of the shareholders in the event of a change of control. The agreements provide benefits upon a change of control event and subsequent termination. In 2008, new management agreements were approved for all incoming Executive Officers. These agreements provide for two years of payments, defined below (versus the previous management agreements that provided for three years of payments for existing Executive Officers), and provide no additional restricted share unit awards. Effective January 1, 2009, the Compensation Committee eliminated the Internal Revenue Code §280G excise tax gross-up adjustments from payments due under new Management Agreements.

The determination of the amount of payment(s) and benefits in the event of a change in control for either agreement is described in the footnotes on the Potential Payments Upon Termination Table. The amounts are formula based and are paid only in the event of a change of control and where the Named Executive Officer is not retained in the position he/she had prior to the event (i.e., double-trigger).

The information used for the management agreements was not used for total compensation determination or benchmarked by any compensation consultants. The management agreements, as approved by the Committee, stand on their own and were not related to any overall compensation objectives at the time of implementation, other than Named Executive Officer acquisition and retention, and did not affect decisions regarding other compensation elements.

Please see the “Management Agreements” section in this proxy.

Risk Assessment

The Committee periodically conducts a compensation risk management assessment of company-wide incentive practices. During such assessment, Towers Watson is engaged to conduct a study to assess several areas of potential compensation risk. The Committee has concluded that the risk associated with compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

In making this evaluation, Towers Watson examines key design elements of our compensation program in relation to industry “best practices”, as well as our internal controls and oversight by management and the Board of Directors. In addition, management completes an inventory of incentive programs below the executive level and reviews the design of these incentives, both internally and with Towers Watson, to conclude that such incentive programs do not encourage excessive risk-taking. No changes were made to our executive compensation program in 2012 that would materially impact the risk assessment.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code (the “Code”) requires that we meet specific criteria, including shareholder approval of certain share and bonus plans, in order to deduct compensation over $1,000,000 paid to certain Named Executive Officers for federal income tax purposes. We must submit for shareholder approval certain performance-based compensation plans every five years so that certain payments under those plans may be tax-deductible to us. Shareholder approval must also be obtained to preserve the deductibility following changes to certain key provisions of those performance-based plans, including increases in the maximum amount of compensation payable to any employee under the plan. In 2009, our shareholders reapproved the Bemis Executive Officer Performance Plan. The Committee intends that awards made under this plan will generally be deductible to us. The Committee believes that our compensation programs, both annual and long-term, are in the Company’s best interests and in the best interests of our shareholders. While the Committee will continue to employ compensation programs which are structured to permit tax savings for us, it is possible that components of certain executive compensation program awards may not be tax-deductible to the Company when the Committee determines that payment of the awards is otherwise necessary to achieve our compensation objectives.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement.

The Compensation Committee

David S. Haffner, Chair
Barbara L. Johnson
Timothy M. Manganello
William L. Mansfield
Roger D. O’Shaughnessy
Edward N. Perry

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EXECUTIVE COMPENSATION TABLES

Summary Compensation Table for 2012

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
			(1)	(2)	(3)	(4)	(5)
Henry J. Theisen, President and Chief Executive Officer	2012	1,000,000		3,306,988	1,380,500	2,137,929	20,101	7,845,518
	2011	1,000,000		3,391,472	584,430	4,485,230	13,822	9,474,954
	2010	900,000	218,750	3,140,168	1,887,570	3,528,132	19,987	9,694,607
Scott B. Ullem, Vice President and Chief Financial Officer	2012	500,000		909,418	407,875		28,303	1,845,596
	2011	500,000		932,671	172,673		376,158	1,981,502
	2010	465,000	67,500	973,424	585,147		29,944	2,121,015
William F. Austen, Group President	2012	487,000		885,798	397,270	870,483	18,623	2,659,174
	2011	487,000		908,405	168,183	1,114,261	17,083	2,694,932
	2010	472,000	69,000	988,107	593,955	604,185	32,278	2,759,525
James W. Ransom, Jr., Group President	2012	450,833		782,141	367,766	47,047	22,181	1,669,968
	2011	430,000		802,061	148,498	72,519	16,712	1,469,790
	2010	355,000	42,500	743,177	446,725	37,750	28,229	1,653,381
Sheri H. Edison, Vice President, General Counsel and Secretary	2012	400,000		595,260	276,100		18,014	1,289,374
	2011	400,000		520,064	116,886		14,519	1,051,469

(1)

In 2009, the Committee approved discretionary bonuses for Executive Officers for the effort and success attributed to the Alcan Packaging Food Americas acquisition. Executive Officers received a discretionary award based on a percentage of their target BEOPP award, with 50% paid in November 2009 and 50% paid upon the successful completion of the acquisition in March 2010. No discretionary bonus was paid in 2011 or 2012.

(2)

Reflects the grant date fair value of share awards granted in each fiscal year, calculated in accordance with FASB ASC Topic 718. Beginning in 2009, both time-based and performance-based share units were granted. Time-based share units vest after a five-year period and performance-based share units vest after a three-year period. Time-based share units are valued at the number of units awarded multiplied by the grant date closing price. Performance-based share units are valued at the number of shares expected to vest based on the probable outcome pursuant to FASB ASC Topic 718, multiplied by the grant date closing price. Assuming that the performance-based share units vest at the maximum performance level, the grant date fair value of the 2012 performance-based share units at the grant date using the 12/30/11 share price of $30.08 would be: Mr. Theisen-$3,057,452; Mr. Ullem-$840,797; Mr. Austen-$818,959; Mr. Ransom-$723,124; and Ms. Edison-$550,344.

(3)

The amounts in this column reflect cash awards paid under the BEOPP, which is discussed in further detail in the Compensation Discussion and Analysis.

(4)

The amounts in this column reflect the actuarial increase in the present value of the Named Executive Officers’ benefits under all established pension plans. Interest rate and mortality rate assumptions used are consistent with those shown in our financial statements. See Pension Benefits for more detailed information.

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(5) The amounts in this column include:

All Other Compensation

Name	Year	401k Match BIIP ($)	Profit Sharing Contribution BIPSP ($)	Life Insurance ($)	Relocation Moving Expense Tax Reimbursement ($)	Perquisites ($)	Total ($)
		(a)	(b)		(c)	(d)
Henry J. Theisen	2012	6,250		4,902		8,949	20,101
Scott B. Ullem	2012	6,250	10,000	844	2,325	8,614	28,303
William F. Austen	2012	6,250	9,740	1,222		1,411	18,623
James W. Ransom, Jr.	2012	6,250	9,017	1,187		5,997	22,181
Sheri H. Edison	2012	6,250	8,000	1,806		1,958	18,014

(a)

The Bemis Investment Incentive Plan (BIIP) 401(k) is available to all eligible salaried and non-union hourly employees, including all Executive Officers. Participants contribute by making pre-tax employee contributions that are then matched by the Company in Bemis shares. The match is 50% of the first 2% of employee contributions and then a 25% match on any contributions above 2% up to an 8% maximum match.

(b)

The Bemis Investment Profit Sharing Plan (BIPSP) is available to all eligible salaried and non-union hourly employees who are not grandfathered in the Bemis Defined Benefit Retirement Plans. Mr. Theisen is grandfathered in the Bemis Defined Benefit Retirement Plan. To qualify for participation, the employee must meet all eligibility requirements and regularly contribute to the plan at a minimum of 3% of covered pay for the entire year. The amounts reflected represent contributions made in 2013 for 2012 performance.

(c)

Bemis’ relocation benefits include home sale and home purchasing assistance, household goods move, temporary living assistance, and other similar costs. The Bemis Relocation Policy applies to full-time exempt salaried employees who are hired or transferred at the request of Bemis and who are selected by Bemis to participate in the policy. As part of the policy, Bemis will pay the estimated federal, state, local and FICA tax liabilities that arise from the taxable but generally non-deductible portion of Company reimbursed expenses.

(d)

No perquisites received by the Named Executive Officers exceeded the $10,000 threshold amount.

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Grants of Plan Based Awards in 2012

Name	Eff Grant Date	Award (Approval) Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock Units (#)	Grant Date Fair Market Value ($)
			Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
				(1)			(2)		(2)	(3)
Henry J. Theisen	1/3/2012	11/2/2011							50,822	1,528,726
	1/3/2012	11/2/2011				25,411	50,822	101,644		1,778,262
			275,000	1,100,000	2,310,000
Scott B. Ullem	1/3/2012	11/2/2011							13,976	420,398
	1/3/2012	11/2/2011				6,988	13,976	27,952		489,020
			81,250	325,000	682,500
William F. Austen	1/3/2012	11/2/2011							13,613	409,479
	1/3/2012	11/2/2011				6,807	13,613	27,226		476,319
			79,138	316,550	664,755
James W. Ransom, Jr.	1/3/2012	11/2/2011							12,020	361,562
	1/3/2012	11/2/2011				6,010	12,020	24,040		420,580
			73,260	293,041	615,386
Sheri H. Edison	1/3/2012	11/2/2011							9,148	275,172
	1/3/2012	11/2/2011				4,574	9,148	18,296		320,089
			55,000	220,000	462,000

(1)

The Bemis Executive Officer Performance Plan (BEOPP) is an annual, non-equity cash incentive program. The BEOPP provides guidelines for the calculation of annual non-equity incentive based compensation, subject to the Committee’s oversight and approval. The short-term, non-equity incentive plan’s measurement for payout is the increase in adjusted earnings per share over the previous year. Each Named Executive Officer has a target award opportunity that is assigned as a percentage of annual base pay. These annual target awards range from 40% of annual base pay to 110% of annual base pay (as determined by the Committee). This target award is subsequently adjusted by adjusted EPS performance, utilizing a performance scale (see BEOPP Funding Scale in Compensation Discussion and Analysis). This annual payout is determined by comparing adjusted EPS year-over-year increase percent against the performance scale (see BEOPP Funding Scale in Compensation Discussion and Analysis), wherein achieving 90% of adjusted year-over-year performance yields a 25% payout and achieving less than 90% adjusted EPS year-over-year yields no payout. In addition, if overall Company net sales increase 8% or more from the previous year, an additional 10% of the target award is earned.

(2)

The Restricted Stock Award Plan provides for issuance of restricted equity units to all Executive Officers and other key employees, including the Named Executive Officers. For all Executive Officers, beginning in 2009, the Committee provided both time-based and performance-based annual share units. Time-based share units vest after a five-year period, subject to accelerated vesting for retirement eligible participants, and performance-based share units vest after a three-year period. The Committee uses a formula tied to base salary to set the number of share units awarded annually. The share price used to determine the number of both time-based and performance-based share units was the average closing share price for the last 20 trading days of December 2011, or $29.515. The maximum payout for the performance-based share units is two times the target for achieving 75% of TSR in comparison to the TSR Comparator Group while achieving 25% of TSR in comparison to the TSR Comparator Group yields a 50% payout. Below 25% achievement yields no payout.

(3)

Grant date fair market value for the time-based share units is the number of units, multiplied by the closing market price on 12/31/11, which was $30.08. Grant date fair market value for the performance-based share units is the number of shares expected to vest based on the probable outcome determined in accordance with FASB ASC Topic 718, multiplied by the grant date closing price.

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Outstanding Equity Awards at 2012 Fiscal Year End

Name	Stock Awards
	(1)		(2)		(1)	(2)
	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Henry J. Theisen	(4)	8,864	296,589
	(5)	18,565	621,185
	(6)	27,421	917,507
	(7)	40,658	1,360,417
				(8)	45,701	1,529,155
				(9)	50,822	1,700,504
Scott B. Ullem	(3)	25,000	836,500
	(4)	13,681	457,766
	(5)	14,387	481,389
	(6)	12,568	420,525
	(7)	13,976	467,637
				(8)	12,568	420,525
				(9)	13,976	467,637
William F. Austen	(4)	13,985	467,938
	(5)	14,604	488,650
	(6)	12,241	409,584
	(7)	13,613	455,491
				(8)	12,241	409,584
				(9)	13,613	455,491
James W. Ransom, Jr.	(4)	6,891	230,573
	(5)	10,984	367,525
	(6)	10,808	361,636
	(7)	12,020	402,189
				(8)	10,808	361,636
				(9)	12,020	402,189
Sheri H. Edison	(5)	3,142	105,131
	(6)	4,205	140,699
	(7)	7,318	244,860
				(8)	7,008	234,488
				(9)	9,148	306,092

(1)

The Restricted Stock Award Plan provides for issuance of restricted equity units to all Executive Officers. For all Executive Officers, the Committee provides annual grants of time-based share units that vest after a five-year period and beginning in 2009, performance-based share units that vest after a three-year period, with all time-based share units subject to accelerated vesting for retirement eligible participants. The performance-based share units will vest on 12/31/2013 and 12/31/2014 respectively, based on our TSR performance relative to our TSR Comparator Group, but are not subject to accelerated vesting for retirement eligible participants. All Executive Officers receive dividend equivalent payments on the number of outstanding share units for awards made prior to January 2010. Dividend equivalents on awards granted on or after 2010, are accrued and paid out when the share units fully vest.

(2)

Market value of share units is determined by multiplying the number of units by the 12/31/2012 Bemis closing share price of $33.46.

(3)

Number of time-based share units awarded on 10/6/2008. The units will vest on 10/6/2013, subject to accelerated vesting for retirement eligible participants.

(4)

Number of time-based share units awarded on 1/1/2009. The units will vest on 12/31/2013, subject to accelerated vesting for retirement eligible participants.

(5)

Number of time-based share units awarded on 1/1/2010. The units will vest on 12/31/2014, subject to accelerated vesting for retirement eligible participants.

(6)

Number of time-based share units awarded on 1/3/2011. The units will vest on 12/31/2015, subject to accelerated vesting for retirement eligible participants.

(7)

Number of time-based share units awarded on 1/3/2012. The units will vest on 12/31/2016, subject to accelerated vesting for retirement eligible participants.

(8)

Number of performance-based share units awarded on 1/3/2011 that would be earned based on achieving target level of performance.

(9)

Number of performance-based share units awarded on 1/3/2012 that would be earned based on achieving target level of performance.

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Option Exercises and Stock Vested in 2012

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
	(1)		(2)
Henry J. Theisen	31,608	176,531	37,456	1,253,278	(3)
			13,250	443,345	(4)
			25,387	849,449	(5)
Scott B. Ullem			7,870	263,330	(5)
William F. Austen			27,000	903,420	(4)
			7,989	267,312	(5)
James W. Ransom, Jr.			33,000	1,104,180	(4)
			6,009	201,061	(5)
Sheri H. Edison			7,991	267,379	(3)

(1)

Represents options exercised in 2012 and the total value realized is determined by calculating the difference in value between the exercise price of the stock option and the share price on the date of exercise.

(2)

For all retirement eligible Executive Officers (Mr. Theisen), share units vest at the rate of 1/60th per month until age 60, when all units are vested, with the exception of the performance-based units which are not subject to accelerated vesting. The figures represent the number of shares that vested in 2012 for each Named Executive Officer. For all other Executive Officers, share units vest at the rate of 1/60th per month starting at age 55, with the exception of performance-based units which are not subject to accelerated vesting.

(3)

Share units vested 12/31/12 but not yet distributed (distribution will occur upon retirement or at the end of the grant term, whichever occurs first), to the Named Executive Officer. Dollar amount represents the share closing price on the date of vesting, $33.46, multiplied by the number of units vested.

(4)

Time-based share units vested 12/31/12 and distributed on 1/2/2013 to the Named Executive Officer. Dollar amount represents the share closing price on the date of vesting, $33.46, multiplied by the number of units vested.

(5)

Performance-based share units vested 12/31/12 and distributed on 2/6/13 to the Named Executive Officer following certification of performance units. Dollar amount represents the share closing price on the date of vesting, $33.46, multiplied by the number of units vested. Payout percent was 54.7 percent of the target award.

2012 Non-Qualified Deferred Compensation

Officers	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Henry J. Theisen
Scott B. Ullem
William F. Austen
James W. Ransom, Jr.			20,552		198,004
Sheri H. Edison

Deferred compensation shown above was provided under the terms of the Bemis Long-Term Deferred Compensation Plan. The plan allows deferral of short-term cash incentives. Earnings shown include changes in the value of phantom share units, the reinvestment of related dividend equivalents, and interest credited at a rate equal to the prime rate as of the beginning of the year, compounded on a quarterly basis.

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2012 Pension Benefits

The table below shows the present value of accumulated benefits payable to each of the Named Executive Officers, including the number of years of service credited to each Named Executive Officer, under each of the Retirement Plans and Supplemental Retirement Plans, determined using interest rate and mortality rate assumptions described below.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
	(1) (2)		(3)
Henry J. Theisen	Bemis Retirement Plan (BRP)	36.96	1,717,776
	Bemis Supplemental Retirement Plan (Supplemental Plan)	36.96	12,824,494
	Bemis Supplemental Retirement Plan for Senior Officers (SERP)	36.96	3,303,264
	TOTAL		17,845,534
Scott B. Ullem(4)	Bemis Retirement Plan (BRP)
	Bemis Supplemental Retirement Plan (Supplemental Plan)
	Bemis Supplemental Retirement Plan for Senior Officers (SERP)
	TOTAL
William F. Austen	Bemis Retirement Plan (BRP)	5.80	169,662
	Bemis Supplemental Retirement Plan (Supplemental Plan)	5.80	550,361
	Bemis Supplemental Retirement Plan for Senior Officers (SERP)	12.80	3,224,158
	TOTAL		3,944,181
James W. Ransom, Jr.	Bemis Retirement Plan (BRP)	3.12	76,092
	Bemis Supplemental Retirement Plan (Supplemental Plan)	3.12	162,004
	Bemis Supplemental Retirement Plan for Senior Officers (SERP)
	TOTAL		238,096
Sheri H. Edison(4)	Bemis Retirement Plan (BRP)
	Bemis Supplemental Retirement Plan (Supplemental Plan)
	Bemis Supplemental Retirement Plan for Senior Officers (SERP)
	TOTAL
Key Assumptions(3)	12/31/2012	12/31/2011
Discount Rate	4.00%	4.25%
Expected Retirement Age	Earliest unreduced age	Earliest unreduced age
Pre-Retirement Decrements	None	None
Post-Retirement Mortality	RP 2000 Projected from 2000 to 2017	RP 2000 Projected from 2000 to 2011
Form of Payment
BRP	Single Life Annuity	Single Life Annuity
Supplemental	Lump Sum	Lump Sum
SERP	Lump Sum	Lump Sum
Lump Sum Assumptions
Interest	3.00%	4.00%
Mortality	IRS 2012 Applicable Mortality Table	IRS 2011 Applicable Mortality Table

(1)

Bemis Retirement Plan (BRP) and Bemis Supplemental Retirement Plan (Supplemental Plan) - Both the BRP and the Supplemental Plan are non-contributory defined benefit plans with an offset for Social Security, which provides benefits determined primarily by final average salary and years of service. Final average salary is determined by using the highest five consecutive years of earnings out of the last fifteen. Eligible earnings include regular annual base compensation plus any annual non-equity cash incentive earned. The benefit formula is 50% of the final average salary, less 50% of the estimated Social Security benefit. Benefits are generally accrued over a 30-year period. The Supplemental Plan is a non-qualified defined benefit “excess” plan that provides an additional benefit which would have been provided under the BRP but for the limitations imposed by IRC Section 415 (maximum benefits) and IRC Section 401(a)(17) (maximum compensation). The provisions of the Supplemental Plan generally mirror the BRP, except the Supplemental Plan provides for a present value lump sum payment option, while the BRP does not. The only Named Executive Officer that meets the eligibility requirements for early retirement as of December 31, 2012 is Mr. Theisen. Early retirement eligibility is age 55 with 10 years of service. The early retirement benefit equals the normal retirement benefit, reduced by 2% each year from age 65 to age 62, then reduced 4% each year to age 55. In addition, a Social Security supplement is payable from early retirement until age 65.

(2)

Similar to the BRP and Supplemental Plan, the total benefits under the Bemis Supplemental Retirement Plan for Senior Officers (SERP) is 50% of final average earnings, less 50% of the estimated Social Security benefit, then offset by the BRP and Supplemental Plan benefit amounts. However, unlike the BRP and the Supplemental Plan, benefits under the SERP accrue over a 20-year period. In addition, final average earnings are calculated using the highest five years during the last 15, whether or not they are consecutive. The only Named Executive Officer that meets the eligibility requirements for early retirement as of December 31, 2012 is Mr. Theisen. Benefits under the SERP vest upon attainment of age 50 with 20 years of service, or when combined age and service totals 75 or more. The early retirement eligibility is the same as the vesting eligibility notes above, except that the Senior Officer cannot commence payment prior to age 55. The SERP has no early retirement reductions and a present value lump sum form of payment is offered.

(3)

All assumptions used to calculate the present value of accumulated benefits under the BRP, Supplemental Plan and the SERP, are the same as those used in our financial statements as of December 31, 2012, except for the assumed retirement age. The assumed retirement age has been changed to reflect the earliest unreduced age under the SERP. Lump sums under the Supplemental Plan and the SERP were calculated assuming a 3% lump sum interest rate and the IRS 2012 Applicable Mortality Table.

(4)

Any employee hired after January 1, 2005, is not eligible to participate in any of the Bemis Defined Benefit Retirement Programs.

BEMIS COMPANY – 2013 Proxy Statement   33

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2012 Director Compensation

Director compensation is approved by the Compensation Committee. The Committee determines appropriate pay levels using the expertise and data supplied by Towers Watson. The components of Director pay include cash or shares in lieu of cash, share awards, and an additional cash payment for Directors who serve as Chairs on the various Committees. For 2012, annual board compensation consisted of $75,000 and share awards valued at $75,000. In addition, the Committee Chairs receive a payment of cash or shares in lieu of cash in the amount of $15,000. Each Director, with the exception of Chairman Bolton and Mr. Szczupak, received a one-time fee for additional temporary ad-hoc committee service in the 4th quarter in the amount of $10,000. Chairman Bolton receives a $400,000 annual fee for services as Chairman of the Board.

Annual board compensation for 2013 has been approved as follows: $85,000 and share awards valued at $90,000. In addition, the Committee Chairs will receive a payment of cash or shares in lieu of cash in the amount of $15,000. In addition to the standard board compensation, Chairman Bolton will receive a payment of $115,000 and share awards valued at $110,000. Chairman Bolton will not receive an additional fee for chairing the Executive and Finance Committee. His total compensation is valued at $400,000.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
William J. Bolton	400,000		400,000
Ronald J. Floto(2) (3)		135,000	135,000
David S. Haffner	100,000	75,000	175,000
Barbara L. Johnson	85,000	75,000	160,000
Timothy M. Manganello(2)		160,000	160,000
William L. Mansfield(2) (3)		135,000	135,000
Roger D. O’Shaughnessy(2)		160,000	160,000
Paul S. Peercy(2)		160,000	160,000
Edward N. Perry	85,000	75,000	160,000
David T. Szczupak(4)	12,500
Holly A. Van Deursen	85,000	75,000	160,000
Philip G. Weaver	100,000	75,000	175,000

(1)

Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 (2,330 shares multiplied by the stock closing price on 5/3/12 or $32.19 = $75,000).

(2)

Directors Floto, Manganello, Mansfield, O’Shaughnessy, and Peercy elected to receive their entire annual retainer and Chair fees, if any, in the form of Bemis shares in lieu of cash.

(3)

Directors Floto and Mansfield joined the Board of Directors on 5/3/12. The portion of their second quarter cash compensation was prorated.

(4)

Director Szczupak joined the Board of Directors on 11/1/12. The portion of his fourth quarter cash compensation was prorated.

Potential Payments upon Termination, Including Following Change of Control for 2012

The following table describes the potential payments and benefits under the Company’s compensation and benefit plans and arrangements to which the Named Executive Officers would be entitled to upon termination of employment, including following a change of control. Except for certain terminations following a change of control of the Company as described below, and involuntary termination as shown below, there are no other agreements, arrangements or plans that entitle Executive Officers to severance, perquisites, or other enhanced benefits upon termination of their employment. Any agreement to provide such payments or benefits to a terminating Executive Officer (other than following a change of control) would be at the discretion of the Compensation Committee. In the case of an involuntary termination, a severance award would be payable based on grade level and service, with the maximum award typically equal to one-year of base pay.

BEMIS COMPANY – 2013 Proxy Statement   34

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POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT, INCLUDING FOLLOWING A CHANGE OF CONTROL

Named Executive	Event	Cash Severance Payment (salary, bonus, etc.) ($)	Incremental Pension Benefit (present value) ($)	Continuation of Medical/ Welfare Benefits (present value) ($)	Acceleration and Continuation of Equity Awards ($)	Excise Tax Adjustment ($)
			(5)		(6)
Henry J. Theisen	Death				6,425,357
	Disability				6,425,357
	Voluntary termination
	Voluntary retirement
	Involuntary termination	1,000,000
	Involuntary termination for cause
	(1) Involuntary or constructive termination after change of control	12,963,718		90,750	6,425,357	5,525,357
Scott B. Ullem	Death				3,551,980
	Disability				3,551,980
	Voluntary termination
	Voluntary retirement
	Involuntary termination	500,000
	Involuntary termination for cause
	(3) Involuntary or constructive termination after change of control	2,470,294		60,500	3,551,980	1,356,835
William F. Austen	Death				2,686,738
	Disability				2,686,738
	Voluntary termination
	Voluntary retirement
	Involuntary termination	487,000
	Involuntary termination for cause
	(1) Involuntary or constructive termination after change of control	4,592,147		90,750	2,686,738	1,688,850
James W. Ransom, Jr.	Death				2,125,747
	Disability				2,125,747
	Voluntary termination
	Voluntary retirement
	Involuntary termination	450,833
	Involuntary termination for cause
	(2) Involuntary or constructive termination after change of control	3,098,424		90,750	2,125,747	1,543,612
Sheri H. Edison	Death				1,031,271
	Disability				1,031,271
	Voluntary termination
	Voluntary retirement
	Involuntary termination	400,000
	Involuntary termination for cause
	(4) Involuntary or constructive termination after change of control	1,592,200		60,500	1,031,271

(1)

Involuntary or constructive termination after change of control: provides salary, bonus, non-vested equity units outstanding, and cash value equal to 2012 restricted shared units and an excise tax adjustment. The cash column represents three (3) times the annual base salary and three (3) times the highest bonus paid, a cash payment equal to the value of the 2012 restricted share awards made to the Named Executive Officers and three (3) times the benefit costs calculated at 30 percent of base pay. The continuation of medical/welfare benefits column represents $90,750 in estimated health, welfare and life insurance cost for a three (3) year period.

(2)

Involuntary or constructive termination after change of control: provides salary, bonus, non-vested equity units outstanding, and cash value equal to 2012 restricted shared units and an excise tax adjustment. The cash column represents three (3) times the annual base salary and three (3) times the highest bonus paid to the Named Executive Officers and three (3) times the benefit costs calculated at 30 percent of base pay. The continuation of medical/welfare benefits column represents $90,750 in estimated health, welfare and life insurance cost for a three (3) year period.

(3)

Involuntary or constructive termination after change of control: provides salary, bonus, non-vested equity units outstanding and tax gross-up values. The cash column represents two (2) times the annual base salary and two (2) times the highest bonus paid and two (2) times the benefit costs calculated at 30 percent of base pay. The continuation of medical/welfare benefits column represents $60,500 in estimated health, welfare and life insurance cost for a two (2) year period.

(4)

Involuntary or constructive termination after change of control: provides salary, bonus and non-vested equity units outstanding (no tax gross-up due to elimination of this benefit as of 1/1/2009). The cash column represents two (2) times the annual base salary and two (2) times the highest bonus paid and two (2) times the benefit costs calculated at 30 percent of base pay. The continuation of medical/welfare benefits column represents $60,500 in estimated health, welfare and life insurance cost for a two (2) year period.

(5)

Vested pension benefits, if any, for the Named Executive Officers are not listed in this table because they are already provided under Pension Benefits.

(6)

The acceleration and Continuation of Equity Awards column for an involuntary or constructive termination after change of control includes the value of all currently non-vested equity units outstanding from the Outstanding Equity Awards Table, including both time and performance-based awards.

BEMIS COMPANY – 2013 Proxy Statement   35

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MANAGEMENT AGREEMENTS

We have Management Agreements (“Agreements”) with Mr. Theisen and the other Executive Officers that become effective only upon a change of control event. A change of control event is deemed to have occurred if any person acquires or becomes a beneficial owner, directly or indirectly, of our securities representing 20 percent or more of the combined voting power of our then outstanding securities entitled to vote generally in the election of Directors, or 20 percent or more of the then outstanding shares of our Common Stock. If, in connection with a change of control event, an Executive Officer is terminated involuntarily or constructively involuntarily terminated, such Executive Officer will be entitled:

(a)

to immediately receive from us or our successor, a lump-sum cash payment in an amount equal to three times (or two times for Executive Officers elected in 2008 or later) the sum of (1) the executive’s annual salary for the previous year, or, if higher, the executive’s annual salary in effect immediately prior to the change of control event; (2) the executive’s target bonus for the current year, or, if higher, the highest annual bonus received by the executive during the previous five years; and (3) the estimated value of fringe benefits and perquisites;

(b)

to immediately receive from us or our successor (for Executive Officers elected before 2007), a lump-sum cash payment in an amount equal to the executive’s most recent annual grant of equity units multiplied by the value of a share of our common stock on the day immediately prior to the change of control event; and

(c)

for three years (or two years for Executive Officers elected in 2008 or later) after the “Involuntary Termination” or “Constructive Involuntary Termination”, to participate in any health, disability, and life insurance plan or program in which the executive was entitled to participate immediately prior to the change of control event; but notwithstanding anything to the contrary above, the executive will not be entitled to benefits under subparagraphs (a), (b) or (c) above for any time following the executive’s sixty-fifth (65th) birthday.

For purposes of the Agreements, “Involuntary Termination” means a termination by us of the executive’s employment that is not a termination for “Cause” and that is not on account of the death or disability of the executive.

“Constructive Involuntary Termination” means any of the following events: (1) reduction of the executive’s title, duties, responsibilities, or authority, other than for Cause or disability; (2) reduction of the executive’s annual base salary; (3) reduction of the aggregate benefits under our pension, profit sharing, retirement, life insurance, medical, health and accident, disability, bonus and incentive plans, and other employee benefit plans and arrangements or reduction of the number of paid vacation days to which the executive is entitled; (4) we fail to obtain assumption of the Agreement by any successor; (5) we require the executive to perform his primary duties at a location that is more than 25 miles further from his primary residence than the location at which he performs his primary duties on the effective date of the Agreement; or (6) a termination of employment with us by the executive after any of the other occurrences listed.

“Cause” means, and is limited to, (1) willful and gross neglect of duties by the executive that has not been substantially corrected within 30 days after his receipt from us of written notice describing the neglect and the steps necessary to substantially correct it, or (2) an act or acts committed by the executive constituting a felony and substantially detrimental to us or our reputation.

In 2008, new Management Agreements were approved for all incoming Executive Officers. These agreements provide for two (2) years of payments (versus the previously executed Management Agreements that provide for three (3) years of payments) and provide no additional payments for any restricted share unit awards.

Effective January 1, 2009, the Compensation Committee eliminated the Internal Revenue Code §280G excise tax adjustments from payments due under new Management Agreements.

BEMIS COMPANY – 2013 Proxy Statement   36

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REPORT OF AUDIT COMMITTEE

The Company’s Audit Committee is composed of five independent non-employee directors. It is responsible for overseeing the Company’s financial reporting and the Company’s controls regarding accounting and financial reporting. In performing its oversight function, the Committee relies upon advice and information received in written form and in its quarterly discussions with the Company’s management, the Company’s Director of Internal Audit and the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The Company’s Director of Internal Audit and PricewaterhouseCoopers have direct access to the Audit Committee at any time on any issue of their choosing and the Committee has the same direct access to the Company’s Director of Internal Audit and PricewaterhouseCoopers. The Committee meets privately with the Director of Internal Audit and with PricewaterhouseCoopers at least four times a year.

Specifically, the Committee has (i) reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2012 with the Company’s management; (ii) met and discussed the financial statements and related issues with senior management and the Company’s Director of Internal Audit (iii) met and discussed with PricewaterhouseCoopers the matters required to be discussed by Statement on Auditing Standards No. 61 regarding communication with audit committees (Codification of Statements on Auditing Standards, AU sec. 380); and (iv) received the written notice from PricewaterhouseCoopers regarding their independence. In addition, while the Audit Committee is given responsibility to review and approve related person policy transactions in accordance with the Related Persons Transaction Policy, there were no such transactions to review and approve for the fiscal year ending December 31, 2012.

Independent Registered Public Accountant Fees

The following table presents aggregate fees for professional audit services rendered by PricewaterhouseCoopers for the audit of the Company’s annual financial statements for the years ended December 31, 2012 and 2011, and fees billed for other services rendered by PricewaterhouseCoopers during those periods.

	2012	2011
Audit Fees(1)	$3,749,003	$3,708,272
Audit-Related Fees(2)	131,416	348,947
Tax Fees(3)	166,904	161,042
Other Fees(4)	7,340	-
TOTAL FEES	$4,054,663	$4,218,261

(1)

Audit Fees – These are fees for professional services performed by PricewaterhouseCoopers for the integrated audits of the Company’s annual financial statements and reviews of financial statements included in the Company’s 10-Q filings and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees – These are fees for the assurance and related services performed by PricewaterhouseCoopers that are reasonably related to the performance of the audit or review of the Company’s financial statements, including due diligence projects.

(3)

Tax Fees – These are fees for professional services performed by PricewaterhouseCoopers with respect to tax compliance, tax advice and tax planning. This includes review and/or preparation of certain foreign tax returns and tax consulting.

(4)

Other Fees – These are software license fees for automated disclosure checklist and accounting research tool.

The Audit Committee approved all audit and non-audit services provided to the Company by the Company’s independent registered public accounting firm in accordance with its policy, prior to management engaging the auditor for that purpose. The Committee’s current practice is to consider for pre-approval annually all audit and non-audit services proposed to be provided by the Company’s independent registered public accounting firm. In making its recommendation to appoint PricewaterhouseCoopers as the Company’s independent registered public accounting firm, the Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers is compatible with maintaining that firm’s independence.

Based on the Committee’s review and discussions with senior management, the Director of Internal Audit and PricewaterhouseCoopers referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

The Audit Committee

Philip G. Weaver, Chair and Financial Expert
Ronald T. Floto
Paul S. Peercy
David T. Szczupak
Holly A. Van Deursen

BEMIS COMPANY – 2013 Proxy Statement   37

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PROPOSAL 2    RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013

A further purpose of the meeting is to vote on the ratification of the appointment of the independent registered public accounting firm (“auditor”) for the year ending December 31, 2013. While Missouri law, our Restated Articles of Incorporation, and our Amended By-Laws do not require submission to the shareholders the question of appointment of auditors, it has been the policy of our Board of Directors since 1968 to submit the matter for shareholder consideration in recognition that the basic responsibility of the auditors is to the shareholders and the investing public. Therefore, the Audit Committee of the Board of Directors recommends shareholder ratification of the appointment of PricewaterhouseCoopers LLP, which has served as our auditor for many years. If the shareholders do not ratify this appointment, the Audit Committee will consider other independent auditors. A representative of PricewaterhouseCoopers LLP will be present at the meeting, with the opportunity to make a statement and to respond to questions.

The proxies will vote your proxy for ratification of the appointment of PricewaterhouseCoopers LLP unless you specify otherwise in your proxy.

The Audit Committee recommends a vote “FOR” ratification of the appointment of PricewaterhouseCoopers LLP.

PROPOSAL 3    ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY VOTE”)

As required by the rules of the Securities and Exchange Commission, our shareholders provide an annual, advisory, non-binding vote on the compensation of our Named Executive Officers as disclosed in this proxy statement.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate, reward and retain our named executive officers, who are vital to our success. Our compensation policies and practices were designed based upon a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders. Please read the “Compensation Discussion and Analysis” in this proxy statement for additional details about our executive compensation programs, including information about the 2012 compensation of our named executive officers.

We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific type of compensation, but rather the overall compensation of our named executive officers and policies and practices described in this proxy statement. Accordingly, our Board of Directors recommends that our shareholders vote “FOR” the following resolution:

“RESOLVED, that Bemis’ shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in Bemis’ Proxy Statement for the 2013 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis, the 2012 Summary Compensation Table and the other related tables and disclosure.”

The Say-on-Pay Vote is advisory, and therefore not binding on Bemis, the Compensation Committee or our Board of Directors. However, we value shareholders’ opinions, and we will consider the outcome of the Say-on-Pay Vote when determining future executive compensation programs.

The Board of Directors recommends a vote “FOR” the approval of the compensation of our Named Executive Officers.

BEMIS COMPANY – 2013 Proxy Statement   38

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SUBMISSION OF SHAREHOLDER PROPOSALS

We must receive all shareholder proposals to be presented at the 2014 annual meeting of shareholders that are requested to be included in the proxy statement and form of proxy relating thereto not later than November 19, 2013.

Shareholder proposals to be brought before any meeting of shareholders or nominations of persons for election as a Director at any meeting of shareholders must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, notice by the shareholder must be delivered or received at our principal executive offices not less than 90 days before the first anniversary of the preceding year’s annual meeting, which, for next year, is February 1, 2014, which is a Saturday. If, however, the date of the annual meeting is more than 30 days before or after such anniversary date, notice by a shareholder shall be timely only if delivered or received not less than 90 days before such annual meeting, or, if later, within 10 business days after the first public announcement of the date of such annual meeting. The notice must set forth certain information concerning such proposal or such shareholder and the nominees, as specified in our Amended By-Laws. The presiding Officer of the meeting will refuse to acknowledge any proposal not made in compliance with the foregoing procedure.

The Board of Directors is not aware of any other matters to be presented at the meeting. However, if any matter other than those referred to above should come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

HOUSEHOLDING

The SEC permits a procedure, called “householding”, for the delivery of proxy information to shareholders. Under householding, shareholders who share the same last name and address, and do not participate in electronic delivery, will receive only one copy of the proxy materials, including our Annual Report to Shareholders or, in some cases, one Notice of Internet Availability. We initiated householding to reduce printing costs and postage fees.

Shareholders wishing to continue to receive multiple copies of proxy materials or multiple Notices of Internet Availability may do so by completing and returning the “opt out” card previously mailed to you or by notifying us in writing or by telephone at Bemis Company, Inc., One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54957-0669, 920-727-4100. Upon such request, we will promptly deliver copies of the proxy materials or Notice of Internet Availability to a shareholder at a shared address to which a single copy of the documents was delivered.

Shareholders who share an address (but not the same last name) may request householding by notifying us at the above-referenced address or telephone number.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 2, 2013

The following materials are available for viewing on the internet:

•

proxy statement for the 2013 Annual Meeting of Shareholders;

•

2012 Annual Report to Shareholders; and

•

annual report on Form 10-K for the year ended December 31, 2012.

To view the proxy statement, 2012 Annual Report to Shareholders, or annual report on Form 10-K, visit www.bemis.com/2013Annualmeeting.

By Order of the Board of Directors

Sheri H. Edison

Vice President, Secretary and General Counsel

BEMIS COMPANY – 2013 Proxy Statement   39

BEMIS COMPANY, INC.
ATTN: MELANIE MILLER
ONE NEENAH CENTER, 4TH FLOOR
P.O. BOX 669
NEENAH, WI 54957-0669

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M54996-P37657

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BEMIS COMPANY, INC.

The Board of Directors recommends you vote FOR each of the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) David S. Haffner
02) Holly A. Van Deursen
03) David T. Szczupak

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2. To approve the compensation of our named executive officers as described in the proxy statement.	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm.	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Only Shareholders of record at the close of business on March 7, 2013 will be entitled to receive notice of and to vote at the meeting.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com.

M54997-P37657

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Melanie E.R. Miller and Sheri H. Edison, or either of them, as Proxies with power of substitution to vote on all matters, as designated on the reverse side, all the shares of stock of Bemis Company, Inc. held of record by the undersigned on March 7, 2013, at the Annual Meeting of Shareholders to be held on May 2, 2013.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If this Proxy is received and no specific direction is made, this Proxy will be voted "FOR" each of the nominees in proposal 1 and "FOR" proposals 2 and 3.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side